SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2009

OCEAN SHORE HOLDING CO.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	333-153454	80-0282446
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey 08226

(Address of principal executive offices) (Zip Code)

(609) 399-0012

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 4, 2009, Ocean Shore Holding Co., the federally-chartered holding company for Ocean City Home Bank, issued a press release in connection with its reorganization from the two-tier mutual holding company structure to the stock holding company structure, announcing that it has received an extension of time to complete its syndicated community offering until March 31, 2009. Ocean Shore Holding Co. also announced that its Board of Directors has declared a cash dividend of $0.05 per share on its outstanding shares of common stock, which will be paid on or about February 24, 2009 to stockholders of record as of the close of business on February 17, 2009.

A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Exhibits

Exhibits
99.1	Press release dated February 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN SHORE HOLDING CO.

Date: February 4, 2009	By:	/s/ Steven E. Brady
Steven E. Brady
President and Chief Executive Officer